SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12



                              IES INDUSTRIES INC.
- -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per  Exchange  Act Rules  0-11(c)(1)(ii),  14a-6(i)(1),
    14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:
- -------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:
- -------------------------------------------------------------------------------
(3)      Per  unit  price  or other  underlying  value  of  transaction computed  pursuant  to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated  and state how it was determined):
- -------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:
- -------------------------------------------------------------------------------
(5)      Total fee paid:
- -------------------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.
[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

         $453,367
- -------------------------------------------------------------------------------

(2)      Form, Schedule or Registration Statement No.:

         PRELIMINARY PROXY MATERIALS of WPL HOLDINGS, INC., IES INDUSTRIES INC. and INTERSTATE POWER COMPANY and JOINT PROXY STATEMENT of WPL HOLDINGS, INC., IES INDUSTRIES INC. and INTERSTATE POWER COMPANY AND PROSPECTUS of WPL HOLDINGS, INC. and INTERSTATE POWER COMPANY, ALL ON FORM S-4 FILE NO. 333-07931
- -------------------------------------------------------------------------------

(3)      Filing Party:

         IES INDUSTRIES INC, WPL HOLDINGS, INC and INTERSTATE POWER COMPANY
- -------------------------------------------------------------------------------

(4)      Date Filed:
         JANUARY 18, 1996 and JULY 11, 1996
- -------------------------------------------------------------------------------

                                                            Radio Advertisement


                                                           "Merger Update" (:60)
                                                    As Recorded August 17, 1996


The following is as paid message from IES Industries.

There's a lot of confusion in the utility industry today, but IES Industries has a clear vision of what it will take to be successful in the future. Like most experts, IES understands it must be ready to compete in a regional market that crosses state boundaries.

That's why the IES board of directors recently approved a revised merger agreement with two other strong utilities - a merger that gives the newly formed Interstate Energy Corporation access to markets in Iowa, Minnesota, Wisconsin and Illinois. And that's also why the Board rejected an 11th hour proposal from another company - a proposal that limits these opportunities and may saddle that company with financial obligations that are difficult to keep.

IES  is  excited  about  what  success  in  a  regional   market  will  mean  to
shareholders, customers, and employees, and to the communities of Iowa. For more information, please contact IES at (319) 398- 4644